UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021

INTELSAT S.A.

(Exact Name of Registrant as Specified in its Charter)

Grand Duchy of Luxembourg	001-35878	98-1009418
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 rue Albert Borschette

Luxembourg

Grand Duchy of Luxembourg

L-1246

(Address of principal executive offices)

+352 27-84-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Plan Support Agreement

As previously reported, on May 13, 2020, Intelsat S.A. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”).

On February 11, 2021 (the “Agreement Effective Date”), the Debtors entered into that certain Plan Support Agreement (together with all exhibits and schedules thereto, the “PSA”), with certain of the Debtors’ prepetition secured and unsecured creditors (the “Consenting Creditors” and together with the Debtors, the “PSA Parties”).

The PSA contains certain covenants on the part of the Debtors and the Consenting Creditors, including that the Consenting Creditors (i) vote in favor of the Joint Chapter 11 Plan of Reorganization of Intelsat S.A. and Its Debtor Affiliates (as proposed, the “Plan”) under Chapter 11 contemplated by the PSA, (ii) use commercially reasonable efforts to exercise any powers or rights available to it (including in any board, or creditors’, or shareholders’ meeting (including any special meeting), including by proxy vote or otherwise, or in any other process requiring voting or approval to which they are legally entitled to participate) in each case in favor of any matter requiring approval to the extent reasonably requested or necessary to implement the Restructuring Transactions (as defined in the Plan), (iii) use commercially reasonable efforts to cooperate with and assist the Debtors in obtaining additional support for the Restructuring Transactions from the Debtors’ other stakeholders, (iv) support any motion filed by any Debtor in furtherance of obtaining necessary or desirable regulatory approvals for the Restructuring Transactions; and (v) use commercially reasonable efforts to (1) support any action by the Debtors to obtain regulatory approvals required or desirable for the consummation of the Restructuring Transactions and (2) provide any and all information needed to effectuate regulatory approvals (subject to reasonable and customary exclusions for privilege and confidentiality). The PSA further provides that the Debtors shall achieve certain milestones (unless extended or waived in writing), including:

(a)	no later than twenty-one (21) days after the Agreement Effective Date, the Debtors shall have filed with the Bankruptcy Court the Plan and the Disclosure Statement (as defined herein);

(b)	no later than seventy-five (75) days after the Agreement Effective Date, the Bankruptcy Court shall have entered an order approving the Disclosure Statement Hearing;

(c)	no later than one hundred and twenty-five (125) days after the Agreement Effective Date, a hearing on the confirmation of the Plan shall have occurred;

(d)

no later than one hundred and fifty (150) days after the Agreement Effective Date, the Bankruptcy Court shall have entered an order confirming the Plan which order approves the terms of the settlement of various claims as set forth in the Plan; and

(e)

no later than the one hundred and eighty (180) days after the Agreement Effective Date, all conditions to the occurrence of the Effective Date (as defined in the Plan) shall have either been satisfied or waived in accordance with the PSA and the effective date of the PSA shall have occurred.

A copy of the PSA is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the PSA is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the PSA.

Plan / Disclosure Statement

In connection with the PSA, on February 12, 2021, the Debtors are filing the Plan and the Disclosure Statement for the Joint Chapter 11 Plan of Reorganization of Intelsat S.A. and Its Debtor Affiliates (the “Disclosure Statement”). The Disclosure Statement, which describes a variety of topics related to the Chapter 11 Cases, including (i) events leading to the Chapter 11 Cases; (ii) significant events that took place during the Chapter 11 Cases; (iii) certain terms of the Plan; and (iv) certain anticipated risk factors associated with, and anticipated consequences of the Plan, is requested for hearing on March 17, 2021, at which time the Bankruptcy Court will determine if the Disclosure Statement contains “adequate information” for interested parties in the Chapter 11 Cases to determine whether it is in their best interests to support the Plan (the “Disclosure Statement Hearing”). The Plan, which remains subject to the approval of the Bankruptcy Court, provides for, among other things:

(a)	Holders of claims arising from the DIP Facility (as defined in the Plan) shall be paid in full;

(b)	the Equity Issuer (as defined in the PSA) will issue 100% of its new common stock to certain of its creditors;

(c)	the Equity Issuer will issue certain warrants for the purchase of its new common stock to certain of its creditors; and

(d)

certain of the reorganized Debtors will issue certain contingent value rights, related to the Company’s efforts to clear the “C-band” (i.e. the 3.7 to 4.2 GHz band of the electromagnetic spectrum), as required by that certain Report and Order and Order of Proposed Modification issued by the FCC on March 3, 2020 in In the Matter of Expanding Flexible Use of the 3.7 to 4.2 GHz Band, GN Docket No. 18-122 to certain of its creditors.

A copy of the Disclosure Statement, with the Plan as Exhibit A therein, is being furnished as Exhibit 99.2 hereto and is incorporated by reference herein. The foregoing description of the Disclosure Statement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Disclosure Statement. The Plan, the PSA, and the Disclosure Statement and all related documents are subject to further material change and revision.

ITEM 7.01.	REGULATION FD DISCLOSURE.

Press Release

On February 12, 2021, the Company issued a press release announcing the signing of the PSA and the filing of the Plan, Disclosure Statement, and PSA in the Chapter 11 Cases. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference. As described above, the Disclosure Statement is being filed on February 12, 2021. The Disclosure Statement, Exhibit 99.2 is incorporated into this Item 7.01 by reference. This Current Report on Form 8-K is not a solicitation of votes to accept or reject the Plan or an offer to sell securities of the Company. Any solicitation of votes or offer to sell or solicitation of an offer to buy any securities of the Company will be made only pursuant to and in accordance with the Disclosure Statement.

Cleansing Materials

In connection with the Chapter 11 Cases and potential transactions (the “Transactions”) involving the Company and/or certain of the Company’s indebtedness, the Company entered into confidentiality agreements (collectively, the “NDAs”) in which the Company agreed to publicly disclose certain information, including material non-public information thereunder (the “Cleansing Materials”), upon the occurrence of certain events set forth in the NDAs. The Company is furnishing the Cleansing Materials as Exhibit 99.3 hereto in satisfaction of its obligations under such NDAs.

In addition to the negotiations with the Consenting Creditors and entry into the PSA, the Debtors have also been engaged in negotiations regarding a potential Transaction with certain holders of their other prepetition secured and unsecured debt. Such negotiations remain ongoing as of the date of the filing of this Current Report on Form 8-K.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of the Company’s common shares could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits attached hereto contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements reflect the Company’s current expectations and assumptions regarding its business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and the Company’s current business plans. Such forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from the expectations expressed or implied in the forward-looking statements include known and unknown risks.

The Cleansing Materials contain discussion materials regarding the Company’s financial condition and results of operations, including certain financial projections. Additionally, the Cleansing Materials contain forward-looking statements, including any projections and forecasts, based solely on information available to it as of the date of the Cleansing Materials and may differ from actual results and such differences may be material. Any financial projections or forecasts included in the Cleansing Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the U.S. Securities and Exchange Commission (the “SEC”). The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The Cleansing Materials should not be relied on by any party for any reason.

Any forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the SEC, including those in the Company’s most recent Annual Report on Form 10-K and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Further, the Company undertakes no obligation to publicly update or revise any forward-looking statement contained in the Cleansing Materials because of new information, future events or otherwise, except as otherwise required by law. The foregoing description of the Cleansing Materials do not purport to be complete and are qualified in their entirety by reference to the complete presentation of the Cleansing Materials.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

10.1	Plan Support Agreement, dated as of February 11, 2021, among the Debtors and Consenting Creditors.

99.1	Press Release, dated as of February 12, 2021.

99.2	Disclosure Statement for the Joint Chapter 11 Plan of Reorganization of Intelsat S.A. and Its Debtor Affiliates, dated February 12, 2021.

99.3	Cleansing Materials.

104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELSAT S.A.

Date: February 12, 2021	By:	/s/ Michelle Bryan
	Name:	Michelle Bryan
	Title:	Executive Vice President, General Counsel, Chief Administrative Officer & Secretary